Other (Income) Expense, Net (Tables)	12 Months Ended
Dec. 31, 2015
Other Income and Expenses [Abstract]
Other (Income) Expense, Net

Other (income) expense, net consists of:

	2015	2014
North America [a]
Gain on disposal of Bestop	$(136)	$—

Europe [b]
Restructuring charges	27	46
Gain on disposal of battery pack business	(57)	—

	(30)	46

	$(166)	$46

[a]	North America

For the year ended December 31, 2015

During 2015, the Company entered into a joint venture arrangement for the manufacture and sale of roof and other accessories for the Jeep market to original equipment manufacturers as well as aftermarket customers. The Company contributed two manufacturing facilities and received a 49% interest in the newly formed joint venture and cash proceeds of $118 million. Total consideration was valued at $160 million and as a result the Company recognized a gain of $136 million [$80 million after tax]. The Company accounts for its ownership as an equity investment since Magna has significant influence through its voting rights, but does not control the joint venture.

[b]	Europe

For the year ended December 31, 2015

During 2015, the Company recorded net restructuring charges of $27 million [$27 million after tax] primarily in Germany at its exterior systems and roof systems operations.

During 2015, the Company sold its battery pack business to Samsung SDI for gross proceeds of approximately $120 million, resulting in a gain of $57 million [$42 million after tax].

For the year ended December 31, 2014

During 2014, the Company recorded net restructuring charges of $46 million [$41 million after tax] in Europe at its exterior systems operations.